                         ANNUAL REPORT / OCTOBER 31 1999

                            AIM GLOBAL RESOURCES FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                      -------------------------------------

                        OLIVE TREES: YELLOW SKY WITH SUN

                     BY VINCENT VAN GOGH (1835-1890, DUTCH)

            PEOPLE HAVE ALWAYS DEPENDED ON THE EARTH'S RESOURCES FOR

          OUR SURVIVAL AND WELL-BEING. FROM OLIVE TREES TO OIL FIELDS,

           PINE FORESTS TO URANIUM MINES, THE WORLD'S RICHES ARE BEING

            EXPLORED AND DEVELOPED AS NEVER BEFORE. NOW TRADING IN A

          GLOBAL MARKET, NATURAL RESOURCES FROM EVERY PART OF THE WORLD

       CONTINUE TO SUPPLY US WITH THE BUILDING BLOCKS OF MODERN SOCIETIES.

                      -------------------------------------

AIM Global Resources Fund is for shareholders who seek long-term growth of capital through investments in companies around the world that own, develop or explore natural resources, or that supply goods and services to such companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Resources Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses. Sales charges do not apply to Advisor Class shares.
o The fund's average annual total returns, including applicable sales charges, for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows: for Class A shares, one year, 12.23%; five years, 0.43%; inception (5/31/94), 2.22%. For Class B shares, one year, 12.21%; five years, 0.56%;
    inception (5/31/94), 2.47%. For Class C shares, inception (3/1/99), 20.90%. For Advisor Class shares, one year, 18.39%; since inception (6/1/95), 4.18%.
o Because Class C shares have been offered for less than one year (since 3/1/99), all performance figures reflect cumulative total returns that have not yet been annualized.
o Advisor Class shares were closed to new investors as of 3/1/99. Sales charges do not apply to Advisor Class shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country World Index tracks the performance of the securities in more than 50 countries covered by Morgan Stanley Capital International that are considered either a developed or emerging market.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM GLOBAL RESOURCES FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered TradeMark--.


Sincerely,

/s/ Charles T. Bauer

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      -------------------------------------
                                  STAYING FULLY

                   INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS

                      A COMPELLING STRATEGY AND ONE OF YOUR

                       BEST PROSPECTS FOR LONG-TERM GAIN.
                      -------------------------------------


                            AIM GLOBAL RESOURCES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM GLOBAL RESOURCES FUND BENEFITS FROM
RISING COMMODITY PRICES

HOW DID THE FUND PERFORM?
AIM Global Resources Fund posted strong gains for the fiscal year ended October 31, 1999. The fund's Class A and Class B shares returned 10.78% and 10.14%, respectively. From inception on March 1, 1999, to the end of the fiscal year, Class C shares gained 18.40%. These performance figures were calculated at net asset value, that is, without the effect of sales charges. Advisor Class shares posted a 11.19% return for the fiscal year. In comparison, the MSCI All Country World Index returned 26.41% for the same period.
    Net assets under management totaled $36 million on October 31.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
Investor concern over interest rates caused U.S. financial markets to be very volatile in 1999. In June and August, the Federal Reserve Board (the Fed) raised interest rates in two quarter-point moves. Investors were unsure what Fed policymakers would do at their October meeting, and the uncertainty roiled the markets. The Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the future.
    During the summer, the equity market experienced a temporary broadening into value, cyclical and smaller-cap stocks, but returned to its narrow, large-cap growth focus in the fall. Most market trends of the last few years continued during the third quarter. The largest stocks in the S&P 500 dominated that index's return while the remainder produced lackluster results. In fact, despite advances by the main market indexes, most stocks underperformed during this time.
    Across the Atlantic, merger activity continued to dominate. Toward the end of the reporting period, the European merger market topped that of the United States for the first time. Ten European deals were announced in the third quarter of 1999 with values of more than $10 billion each.
    For most of the fiscal year Japan led Asia's recovery. Investors flocked to Japanese securities after Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. As Japan struggled to regain its economic strength and foothold in the world econo my, it has done so at a cost to the United States. The dollar/yen relationship gyrated severely during the third quarter of 1999, nearly causing the dollar to reach a 44-month low.

HOW DID THE COMMODITY MARKET PERFORM?
Some analysts believe that the commodity market has turned the corner in the last couple of quarters, while others maintained that the factors that crippled energy and agriculture prices for the last two years remain in effect, and there is not much hope for a lasting recovery. Commodities have been under pressure since the Asian economic crisis began more than two years ago, upsetting the balance of supply and demand. A global glut of energy and agricultural products, combined with waning demand, sent prices on a downward spiral.
    As the outlook for global markets improved during the fiscal year, commodity prices began to rise. Shortly after the end of the fiscal year, crude oil prices increased to more than $25 a barrel--their highest level since 1997. Major base metals have also enjoyed a short-term spurt. Prices surged during the third quarter of 1999 as investment money flowed into the sector. Copper and zinc hit one-year highs, aluminum rose to its highest level in 14 months and nickel reached an 18-month peak. Gold mining stocks received a boost at the end of September when the price of gold soared from around $270 an ounce to a 19-month high of $310.

HOW HAVE YOU MANAGED THE FUND?
Since we have seen a marked improvement in commodity prices, we have been managing the fund more aggressively to take advantage of these trends. Six months ago, we began to invest in what are called "pure commodity-price plays."

FUND'S GEOGRAPHIC ALLOCATION

Based on total net assets

As global markets recovered during the fiscal year, we increased the fund's foreign exposure.
================================================================================
10/31/98
FOREIGN INVESTMENTS       34.8%
U.S. INVESTMENTS          61.4%
OTHER                      3.8%

10/31/99
FOREIGN INVESTMENTS       46.3%
U.S. INVESTMENTS          48.8%
OTHER                      4.9%
================================================================================

          See important fund and index disclosures inside front cover.


                            AIM GLOBAL RESOURCES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

These stocks go up when the price of a commodity goes up. For example, as oil prices began to recover we increased our exposure to oil and gas companies. As of October 31, the fund had approximately 52% of its total net assets in oil and gas companies. These range from the big integrated to mid-sized exploration and production (E&P) companies. Big oil refiners, which raced to merge last year to brace against falling crude oil prices, have seen a sharp rebound in prices take hold over the summer due mainly to production cuts by the key OPEC oil-producing nations. Most of our holdings in this arena are international integrated oil companies, but we also own oil servicers, offshore drillers and oil service equipment companies.
    Conversely, we have been selling defensive holdings, such as building materials and pipeline companies, and using the proceeds to add to the fund's pure-commodity exposure. Following AIM's disciplined earnings-momentum strategy, we will hold these stocks until the earnings tell us to do otherwise.
    As global markets recovered during the fiscal year, we increased the fund's foreign exposure. As of October 31, foreign companies accounted for approximately 45% of the fund's net assets, up from 34.8% a year ago.

WHAT WERE SOME STRONG PERFORMERS?
The fund's second largest holding is Inco, the world's largest producer of nickel. The price of nickel has increased 100% during the past year, jumping from $1.80 a pound to $3.65 a pound. As a result, Inco's stock price has doubled. Demand for primary metals continues to grow as living standards around the world improve, not only in developed nations, but also in emerging markets, especially those of Asia.
    Anderson Exploration, a mid-sized E&P company in Canada, has benefited from the recent bounce in oil prices. Anderson's stock price doubled during the fiscal year mainly due to strengthening oil prices, higher natural gas prices and strong operating performance. Stocks of smaller E&P companies tend to go up dramatically when oil prices rise because these companies get most of their earnings from selling barrels of oil instead of refining or marketing. On the flip side, when the commodity price goes down, these companies will suffer more because they are not integrated.
    Fund holding Pohang Iron & Steel in Korea is one of the cheapest makers of steel in the world. The company's stock price was hit hard when the steel market collapsed and when Asian markets took a downturn during last year's financial crisis. Since July, however, the stock has gone from $10 to $35.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Shortly after the end of the fiscal year, Fed policymakers increased short-term interest rates by a quarter of a percentage point, but shifted to a neutral bias, indicating that they may not raise rates again for the rest of the year. We believe that this move may improve investor confidence in the near future since it means that the Fed is serious about heading off inflationary pressures.
    The outlook for global markets is strong and it is getting stronger every day. Domestically, the economy continues to grow at a healthy clip, inflation is low and the country is enjoying a budget surplus. Since commodity prices are directly correlated to the strength of global markets, this scenario should bode well for natural resources stocks. Although market sectors will always go in and out of favor, we believe that investors may begin to recognize the value of natural resources stocks. Commodity-related securities are a good way to diversify investment portfolios as they are among the only investment vehicles not directly or indirectly tied to equity market performance.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES                                    TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
  1. Total Fina S.A.-ADR (France)       5.52%     1. Oil (International Integrated)        15.96%     1. United States        48.79%
  2. Inco Ltd. (Canada)                 3.42      2. Oil & Gas (Exploration & Production)  15.11      2. Canada               20.80
  3. Cominco Ltd. (Canada)              2.90      3. Oil & Gas (Drilling & Equipment)      13.16      3. France                8.61
  4. Reynolds Metals Co. (U.S.)         2.55      4. Metals Mining                         10.69      4. United Kingdom        4.62
  5. Royal Dutch Petroleum Co.-         2.40      5. Paper & Forest Products                9.11      5. Germany               2.49
     New York Shares-ADR (Netherlands)
  6. Atlantic Richfield Co. (U.S.)      2.33      6. Oil (Domestic Integrated)              7.36      6. Netherlands           2.40
  7. Rio Tinto PLC (U.K.)               2.32      7. Containers & Packaging (Paper)         4.39      7. Italy                 2.10
  8. Conoco Inc. Class B (U.S.)         2.13      8. Iron & Steel                           2.97      8. South Korea           1.86
  9. Devon Energy Corp. (U.S.)          2.13      9. Chemicals                              2.89      9. Belgium               1.30
 10. ENI S.p.A.-ADR (Italy)             2.11     10. Aluminum                               2.55     10. Ireland               1.18

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


          See important fund and index disclosures inside front cover.


                            AIM GLOBAL RESOURCES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL RESOURCES FUND VS. BENCHMARK INDEXES

5/31/94-10/31/99

=================================================================================================
         Global Resources Fund       Global Resources Fund,    MSCI All Country           MSCI
            Class A Shares               Class B Shares           World Index         World Index
-------------------------------------------------------------------------------------------------
5/94            $10,000                    $10,000                  $10,000             $10,000
10/94            10,342                     10,831                   10,575              10,471
4/95              9,441                      9,862                   10,843              10,948
10/95             9,558                      9,959                   11,328              11,464
4/96             13,235                     13,755                   12,854              12,996
10/96            14,627                     15,176                   13,095              13,332
4/97             12,370                     12,793                   14,177              14,340
10/97            17,938                     18,508                   15,157              15,568
4/98             14,014                     14,430                   17,895              18,504
10/98             9,862                     10,132                   17,091              17,943
4/99             11,348                     11,621                   20,596              21,456
10/99            10,925                     11,063                   21,604              22,414

Past performance cannot guarantee comparable future results.
=================================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A and B shares to benchmark indexes. Use of the indexes is intended to give you a general idea of your fund's relative performance. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the MSCI All Country World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Global Resources Fund has elected to use the MSCI All Country World Index as its benchmark. This index more closely reflects the performance of securities in which the fund invests.
    The fund will no longer measure its performance against the MSCI World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Since Inception (5/31/94)        1.65%

  5 Years                        0.12

  1 Year                         5.48

CLASS B SHARES
--------------------------------------------------------------------------------
Since Inception  (5/31/94)       1.88%

  5 Years                        0.23

  1 Year                         5.14

CLASS C SHARES
--------------------------------------------------------------------------------
Since Inception  (3/1/99)       17.40%*

* Cumulative total return that has not yet been annualized.

ADVISOR CLASS**
--------------------------------------------------------------------------------
Since Inception  (6/1/95)        3.42%

  1 Year                        11.19

** Advisor Class shares were closed to new investors on March 1, 1999. Sales charges do not apply.
================================================================================

Fund performance shown in the chart includes expenses and management fees. Class A share performance reflects deduction of the maximum sales charge; Class B and Class C share performance reflects deduction of the applicable contingent deferred sales charge. For fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.


                            AIM GLOBAL RESOURCES FUND

                        ANNUAL REPORT / FOR CONSIDERATION



FIVE STEPPING STONES TO A
MORE PROSPEROUS RETIREMENT

A comfortable retirement is within your reach. But you will need a practical investment plan to get there. Consider the five steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.
    1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.
    2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.
    3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.
    4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.
    5. START EARLY AND DON'T STOP! The advantages of an early start are hard to overstate, as you can see in the chart below.

AN EARLY START PAYS OFF
FOR 401(k) OR IRA INVESTORS

INVESTOR A
o   Starts Early: at Age 25
o   Invests Less: $2,000 a year for a total of $80,000
o   Accumulates More by Age 65: $885,183

INVESTOR B
o   Starts Late: at Age 40
o   Invests More: $4,000 a year for a total of $100,000
o   Accumulates Less by Age 65: $393,388

Assumes annual return of 10%. For comparison, Standard & Poor's Composite Index of 500 Stocks (S&P 500) had an average annual total return of 13.57% for the 50-year period 12/31/48-12/31/98. The S&P 500 is a group of unmanaged securities widely regarded as representative of the stock market in general. Income taxes will be due when you make withdrawals from your 401(k) or IRA.

                            AIM GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS & OTHER EQUITY
INTERESTS-48.79%

ALUMINUM-2.55%

Reynolds Metals Co.                      15,200   $   918,650
-------------------------------------------------------------

CHEMICALS-1.64%

Du Pont (E.I.) de Nemours & Co.           4,669       300,838
-------------------------------------------------------------
Solutia, Inc.                            16,800       288,750
-------------------------------------------------------------
                                                      589,588
-------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-3.21%

Gaylord Container Corp.-Class A(a)       64,500       362,812
-------------------------------------------------------------
Smurfit-Stone Container Corp.(a)         14,300       309,237
-------------------------------------------------------------
Temple-Inland, Inc.                       8,300       482,437
-------------------------------------------------------------
                                                    1,154,486
-------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-1.54%

Stillwater Mining Co.(a)                 27,550       554,444
-------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.88%

USEC Inc.                                34,800       315,375
-------------------------------------------------------------

METALS MINING-1.05%

Freeport-McMoRan Copper & Gold,
  Inc.-Class B(a)                        22,700       378,806
-------------------------------------------------------------

NATURAL GAS-1.44%

Enron Corp.                              13,000       519,187
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-8.81%

Baker Hughes, Inc.                       12,700       354,806
-------------------------------------------------------------
BJ Services Co.(a)                       16,600       569,587
-------------------------------------------------------------
Cooper Cameron Corp.(a)                  10,300       398,481
-------------------------------------------------------------
ENSCO International, Inc.                29,300       567,688
-------------------------------------------------------------
Oceaneering International, Inc.(a)       20,500       278,031
-------------------------------------------------------------
RPC, Inc.                                 7,200        49,950
-------------------------------------------------------------
Schlumberger Ltd.                         7,500       454,219
-------------------------------------------------------------
Smith International, Inc.(a)             10,500       362,906
-------------------------------------------------------------
Veritas DGC, Inc.(a)                      9,700       136,406
-------------------------------------------------------------
                                                    3,172,074
-------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-9.28%

Apache Corp.                             11,700       456,300
-------------------------------------------------------------
Barrett Resources Corp.(a)               20,600       691,388
-------------------------------------------------------------
Devon Energy Corp.                       19,700       765,838
-------------------------------------------------------------
Triton Energy Ltd.(a)                    33,900       561,469
-------------------------------------------------------------
Union Pacific Resources Group, Inc.      24,700       358,150
-------------------------------------------------------------
Vastar Resources, Inc.                    8,600       507,938
-------------------------------------------------------------
                                                    3,341,083
-------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-7.36%

Amerada Hess Corp.                        8,300       476,213
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

OIL (DOMESTIC INTEGRATED)-(CONTINUED)

Atlantic Richfield Co.                    9,000   $   838,688
-------------------------------------------------------------
Conoco, Inc.-Class B                     28,326       768,343
-------------------------------------------------------------
USX-Marathon Group                       19,400       565,025
-------------------------------------------------------------
                                                    2,648,269
-------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-4.52%

Chevron Corp.                             4,200       383,513
-------------------------------------------------------------
Exxon Corp.                               4,100       303,656
-------------------------------------------------------------
Mobil Corp.                               5,600       540,400
-------------------------------------------------------------
Texaco, Inc.                              6,500       398,938
-------------------------------------------------------------
                                                    1,626,507
-------------------------------------------------------------

PAPER & FOREST PRODUCTS-6.51%

Boise Cascade Corp.                      10,800       384,750
-------------------------------------------------------------
Georgia-Pacific Group                    14,900       591,344
-------------------------------------------------------------
International Paper Co.                   5,200       273,650
-------------------------------------------------------------
Weyerhaeuser Co.                         11,600       692,375
-------------------------------------------------------------
Willamette Industries, Inc.               9,700       403,156
-------------------------------------------------------------
                                                    2,345,275
-------------------------------------------------------------
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $18,488,926)                                 17,563,744
-------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-46.29%

BELGIUM-1.30%

Solvay S.A. (Chemicals-Diversified)       6,100       468,157
-------------------------------------------------------------

CANADA-20.80%

Alliance Forest Products Inc. (Paper &
  Forest Products)(a)                    40,200       457,346
-------------------------------------------------------------
Anderson Exploration Ltd. (Oil &
  Gas-Exploration & Production)(a)       42,900       552,166
-------------------------------------------------------------
Berkley Petroleum Corp. (Oil &
  Gas-Exploration & Production)(a)       74,200       655,165
-------------------------------------------------------------
Cameco Corp. (Metals Mining)             21,400       361,197
-------------------------------------------------------------
Canadian Occidental Petroleum Ltd.
  (Oil & Gas- Exploration &
  Production)                            23,700       463,601
-------------------------------------------------------------
Cominco Ltd. (Metals Mining)             59,100     1,043,673
-------------------------------------------------------------
EdperBrascan Corp.-Class A
  (Conglomerates)                        27,819       373,175
-------------------------------------------------------------
Inco Ltd. (Metals Mining)(a)             61,200     1,230,401
-------------------------------------------------------------
Nexfor Inc. (Paper & Forest Products)    94,100       476,156
-------------------------------------------------------------
NOVA Chemicals Corp. (Natural Gas)       16,900       332,307
-------------------------------------------------------------
Placer Dome, Inc. (Gold & Precious
  Metals Mining)                         29,700       360,113
-------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)           29,100       674,756
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
CANADA-(CONTINUED)

Suncor Energy, Inc. (Oil-International
Integrated)                              13,200   $   507,451
-------------------------------------------------------------
                                                    7,487,507
-------------------------------------------------------------

FRANCE-8.61%

Air Liquide S.A. (Chemicals-Specialty)    3,600       554,851
-------------------------------------------------------------
Total Fina S.A.-ADR (Oil-International
  Integrated)                            29,823     1,988,826
-------------------------------------------------------------
Bouygues Offshore S.A. (Oil &
  Gas-Drilling & Equipment)              29,200       554,800
-------------------------------------------------------------
                                                    3,098,477
-------------------------------------------------------------

GERMANY-2.49%

BASF A.G. (Chemicals-Diversified)         9,900       445,254
-------------------------------------------------------------
Bayer A.G. (Chemicals)                   11,000       450,172
-------------------------------------------------------------
                                                      895,426
-------------------------------------------------------------

IRELAND-1.18%

Jefferson Smurfit Group PLC-ADR
  (Containers & Packaging-Paper)         16,500       424,875
-------------------------------------------------------------

ITALY-2.10%

ENI S.p.A-ADR (Oil-International
  Integrated)                            12,900       757,875
-------------------------------------------------------------

NETHERLANDS-2.40%

Royal Dutch Petroleum Co.-New York
  Shares-ADR (Oil-International
  Integrated)                            14,400       863,100
-------------------------------------------------------------

NORWAY-0.93%

Petroleum Geo-Services ASA-ADR (Oil &
  Gas- Drilling & Equipment)(a)          23,000       336,375
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
SOUTH KOREA-1.86%

Pohang Iron & Steel Co. Ltd.-ADR (Iron
  & Steel)                               20,100   $   670,838
-------------------------------------------------------------

UNITED KINGDOM-4.62%

Corus Group PLC-ADR (Iron & Steel)       20,700       399,769
-------------------------------------------------------------
Enterprise Oil PLC (Oil &
  Gas-Exploration & Production)          60,000       427,137
-------------------------------------------------------------
Rio Tinto PLC (Metals Mining)            48,800       835,216
-------------------------------------------------------------
                                                    1,662,122
-------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $14,792,259)                                 16,664,752
-------------------------------------------------------------

MONEY MARKET FUNDS-3.96%

STIC Liquid Assets Portfolio(b)         713,041       713,041
-------------------------------------------------------------
STIC Prime Portfolio(b)                 713,041       713,041
-------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,426,082)                                   1,426,082
-------------------------------------------------------------
TOTAL INVESTMENTS-99.04%                           35,654,578
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.96%                   343,910
-------------------------------------------------------------
NET ASSETS-100.00%                                $35,998,488
-------------------------------------------------------------

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $34,707,267)         $35,654,578
------------------------------------------------------------
Receivables for:
  Investments sold                                   635,103
------------------------------------------------------------
  Fund shares sold                                     5,388
------------------------------------------------------------
  Dividends and interest                              29,032
------------------------------------------------------------
Other assets                                          17,888
------------------------------------------------------------
    Total assets                                  36,341,989
------------------------------------------------------------

LIABILITIES:

Payables for fund shares reacquired                  278,037
------------------------------------------------------------
Accrued distribution fees                              7,803
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued transfer agent fees                           13,594
------------------------------------------------------------
Accrued trustees' fees                                 4,451
------------------------------------------------------------
Accrued operating expenses                            35,369
------------------------------------------------------------
    Total liabilities                                343,501
------------------------------------------------------------
Net assets applicable to shares outstanding      $35,998,488
============================================================

NET ASSETS:

Class A                                          $15,664,324
============================================================
Class B                                          $20,018,869
============================================================
Class C                                          $    40,559
============================================================
Advisor Class                                    $   274,736
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,292,031
============================================================
Class B                                            1,691,309
============================================================
Class C                                                3,427
============================================================
Advisor Class                                         22,293
============================================================

Class A:
  Net asset value and redemption price per
    share                                        $     12.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.12 divided by
      95.25%)                                    $     12.72
============================================================
Class B:
  Net asset value and offering price per share   $     11.84
============================================================
Class C:
  Net asset value and offering price per share   $     11.84
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     12.32
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $48,007 foreign withholding
  tax)                                           $   873,103
------------------------------------------------------------
Interest                                              97,061
------------------------------------------------------------
Securities lending                                    20,468
------------------------------------------------------------
    Total investment income                          990,632
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     439,387
------------------------------------------------------------
Accounting services fees                              24,486
------------------------------------------------------------
Custodian fees                                        13,573
------------------------------------------------------------
Distribution fees -- Class A                          86,740
------------------------------------------------------------
Distribution fees -- Class B                         239,305
------------------------------------------------------------
Distribution fees -- Class C                             406
------------------------------------------------------------
Printing fees                                        101,444
------------------------------------------------------------
Trustees' fees                                        11,563
------------------------------------------------------------
Transfer agent fees -- Class A                        62,751
------------------------------------------------------------
Transfer agent fees -- Class B                        86,561
------------------------------------------------------------
Transfer agent fees -- Class C                           147
------------------------------------------------------------
Transfer agent fees -- Advisor                        13,940
------------------------------------------------------------
Other                                                 61,392
------------------------------------------------------------
    Total expenses                                 1,141,695
------------------------------------------------------------
Less: Expenses paid indirectly                          (278)
------------------------------------------------------------
    Fees waived by advisor                          (135,288)
------------------------------------------------------------
    Net expenses                                   1,006,129
------------------------------------------------------------
Net investment income (loss)                         (15,497)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (1,213,755)
------------------------------------------------------------
  Foreign currencies                                   3,341
------------------------------------------------------------
                                                  (1,210,414)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            5,873,629
------------------------------------------------------------
  Foreign currencies                                    (112)
------------------------------------------------------------
                                                   5,873,517
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                             4,663,103
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $ 4,647,606
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $    (15,497)   $    (912,829)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (1,210,414)     (21,878,975)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 5,873,517      (39,191,661)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 4,647,606      (61,983,465)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                               --         (602,063)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (769,604)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (57,919)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                               --       (1,584,312)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (2,025,190)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (152,412)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (5,463,882)     (23,633,558)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,256,193)     (21,986,110)
-------------------------------------------------------------------------------------------
  Class C                                                           43,424               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                 (5,519,490)      (5,331,917)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (17,548,535)    (118,126,550)
-------------------------------------------------------------------------------------------

Net assets:

  Beginning of period                                           53,547,023      171,673,573
-------------------------------------------------------------------------------------------
  End of period                                               $ 35,998,488    $  53,547,023
===========================================================================================

Net assets consist of:

  Shares of beneficial interest                               $ 58,323,182    $  80,825,848
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (23,271,715)     (22,352,329)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              947,021       (4,926,496)
-------------------------------------------------------------------------------------------
                                                              $ 35,998,488    $  53,547,023
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Resources Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, undistributed net investment income was increased by $15,497, undistributed net realized gains increased by $291,028 and paid-in capital decreased by $306,525 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income

     (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $23,240,307 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, through the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
       In addition, the Portfolio's policy of concentrating its investments in companies in the natural resources industry subjects the Portfolio to greater risk than a fund that is more diversified.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. INVESCO Asset Management Limited is the Fund's and the Portfolio's subadvisor. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $135,288.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $24,486 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $160,230 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $86,740, $239,305 and $406, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $10,174 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $0 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $278 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $278 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $2,101 with a weighted average interest rate of 5.5%. Interest expense for the Fund for the year ended October 31, 1999 was $116.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,312,119 were on loan to brokers. The loans were secured by cash collateral of $2,358,361 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $20,468 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $54,131,709 and $75,745,779, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                           $ 3,714,231
-----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities        (2,798,328)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $   915,903
===========================================================
Cost of investments for tax purposes is $34,738,675

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A                                                      1,483,872   $ 16,786,501    11,040,421   $157,454,416
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        623,453      7,240,416     1,539,841     23,469,862
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        10,161        124,881            --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   40,141        464,770     1,211,598     19,441,802
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                             --             --       107,234      1,988,098
--------------------------------------------------------------------------------------------------------------------
  Class B                                                             --             --       132,618      2,421,607
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --             --        11,203        209,263
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,968,466)   (22,250,382)  (12,759,254)  (183,076,072)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,629,584)   (18,496,610)   (3,237,031)   (47,877,579)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (6,734)       (81,457)           --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (477,178)    (5,984,260)   (1,479,078)   (24,982,982)
--------------------------------------------------------------------------------------------------------------------
                                                              (1,924,335)  $(22,196,141)   (3,432,448)  $(50,951,585)
====================================================================================================================

 * Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                    CLASS A
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                              1999(a)    1998(a)    1997(a)    1996(a)     1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 10.95    $ 20.65    $ 17.43    $ 11.44    $ 12.41
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.02      (0.11)(b)  (0.25)     (0.24)      0.04(c)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         1.15      (8.91)      4.08       6.28      (0.98)
-----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations           1.17      (9.02)      3.83       6.04      (0.94)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                       --      (0.19)        --      (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                            --      (0.49)     (0.61)     (0.01)        --
-----------------------------------------------------------------------------------------------------------------
    Total distributions                                            --      (0.68)     (0.61)     (0.05)     (0.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 12.12    $ 10.95    $ 20.65    $ 17.43    $ 11.44
=================================================================================================================
Total return(d)                                                 10.68%    (45.02)%    22.64%     53.04%     (7.58)%
=================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $15,664    $19,463    $69,975    $48,729    $12,598
=================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               0.19%(e)   0.75)%    (1.41)%    (1.55)%     0.41%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           (0.11)%(e) (1.06)%    (1.51)%    (1.65)%    (0.69)%
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(e)   1.98%      2.03%      2.20%      2.37%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.30%(e)   2.29%      2.13%      2.30%      3.47%
=================================================================================================================
Portfolio turnover rate                                           123%       201%       321%        94%        87%
=================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.14.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $17,347,953.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               1999(a)     1998(a)    1997(a)    1996(a)     1995
                                                              ---------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 10.75     $ 20.37    $ 17.29    $ 11.36    $ 12.38
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)      (0.18)(b)  (0.33)     (0.31)     (0.02)(c)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          1.13       (8.76)      4.02       6.25      (0.98)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            1.09       (8.94)      3.69       5.94      (1.00)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                        --       (0.19)        --         --      (0.02)
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                             --       (0.49)     (0.61)     (0.01)        --
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                             --       (0.68)     (0.61)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 11.84     $ 10.75    $ 20.37    $ 17.29    $ 11.36
===================================================================================================================
Total return(d)                                                  10.14%     (45.25)%    21.99%     52.39%     (8.05)%
===================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                           $20,019     $28,996    $86,812    $57,749    $13,978
===================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               (0.31)%(e)  (1.25)%    (1.91)%    (2.05)%    (0.09)%
===================================================================================================================
  Without fee waivers                                            (0.61)%(e)  (1.56)%    (2.01)%    (2.15)%    (1.19)%
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(e)    2.48%      2.53%      2.70%      2.87%
===================================================================================================================
  Without fee waivers                                             2.80%(e)    2.79%      2.63%      2.80%      3.97%
===================================================================================================================
Portfolio turnover rate                                            123%        201%       321%        94%        87%
===================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.13.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $23,930,469.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                  CLASS C                                  ADVISOR CLASS
                                            -------------------    --------------------------------------------------------------
                                               MARCH 1, 1999                 YEAR ENDED OCTOBER 31,                JUNE 1, 1995
                                                    TO             ------------------------------------------           TO
                                            OCTOBER 31, 1999(a)     1999(a)     1998(a)    1997(a)    1996(a)    OCTOBER 31, 1995
                                            -------------------    ---------    -------    -------    -------    ----------------
Net asset value, beginning of period              $10.00            $11.08      $ 20.80    $ 17.47    $11.47          $11.45
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.03)             0.08        (0.03)(b)  (0.14)    (0.17)           0.11(c)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                                  1.87              1.16        (9.01)      4.08      6.28           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                         1.84              1.24        (9.04)      3.94      6.11            0.02
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                          --                --        (0.19)        --     (0.10)             --
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments               --                --        (0.49)     (0.61)    (0.01)             --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                               --                --        (0.68)     (0.61)    (0.11)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.84            $12.32      $ 11.08    $ 20.80    $17.47          $11.47
=================================================================================================================================
Total return(d)                                    18.40%            11.19%      (44.79)%    23.23%    53.76%           0.17%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)              $   41            $  275      $ 5,089    $14,886    $5,502          $   95
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers                                 (0.31)%(e)         0.69%(f)    (0.25)%    (0.91)%   (1.05)%          0.91%(g)
=================================================================================================================================
  Without fee waivers                              (0.61)%(e)         0.39%(f)    (0.56)%    (1.01)%   (1.15)%         (0.19)%(g)
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  2.50%(e)          1.50%(f)     1.48%      1.53%     1.70%           1.87%(g)
=================================================================================================================================
  Without fee waivers                               2.80%(e)          1.80%(f)     1.79%      1.63%     1.80%           2.97%(g)
=================================================================================================================================
Portfolio turnover rate                              123%              123%         201%       321%       94%             87%
=================================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.12.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $60,471.
(f) Ratios are based on average net assets of $3,853,899.
(g) Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Resources Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Resources Fund -- at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                           OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                           Robert H. Graham                    11 Greenway Plaza
President, Plantagenet Capital              Chairman and President              Suite 100
Management, LLC (an investment                                                  Houston, TX 77046
partnership); Chief Executive Officer,      Dana R. Sutton
Plantagenet Holdings, Ltd.                  Vice President and Treasurer        INVESTMENT MANAGER
(an investment banking firm)
                                            Samuel D. Sirko                     A I M Advisors, Inc.
Frank S. Bayley                             Vice President and Secretary        11 Greenway Plaza
Partner, law firm of                                                            Suite 100
Baker & McKenzie                            Melville B. Cox                     Houston, TX 77046
                                            Vice President
Robert H. Graham                                                                TRANSFER AGENT
President and Chief Executive Officer,      Gary T. Crum
A I M Management Group Inc.                 Vice President                      A I M Fund Services, Inc.
                                                                                P.O. Box 4739
Ruth H. Quigley                             Carol F. Relihan                    Houston, TX 77210-4739
Private Investor                            Vice President
                                                                                CUSTODIAN
                                            Mary J. Benson
                                            Assistant Vice President and        State Street Bank and Trust Company
                                            Assistant Treasurer                 225 Franklin Street
                                                                                Boston, MA 02110
                                            Sheri Morris
                                            Assistant Vice President and        COUNSEL TO THE FUND
                                            Assistant Treasurer
                                                                                Kirkpatrick & Lockhart LLP
                                            Nancy L. Martin                     1800 Massachusetts Avenue, N.W.
                                            Assistant Secretary                 Washington, D.C. 20036-1800

                                            Ofelia M. Mayo                      COUNSEL TO THE TRUSTEES
                                            Assistant Secretary
                                                                                Paul, Hastings, Janofsky & Walker LLP
                                            Kathleen J. Pflueger                Twenty Third Floor
                                            Assistant Secretary                 555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

                                                                                AUDITORS

                                                                                PricewaterhouseCoopers LLP
                                                                                160 Federal St.
                                                                                Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                           MONEY MARKET FUNDS                           A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                          AIM Money Market Fund                        provided leadership in the
AIM Blue Chip Fund                                     AIM Tax-Exempt Cash Fund                     mutual fund industry since 1976
AIM Capital Development Fund                                                                        and managed approximately $120
AIM Constellation Fund                                 INTERNATIONAL GROWTH FUNDS                   billion in assets for more than
AIM Dent Demographic Trends Fund                       AIM Advisor International Value Fund         6.4 million shareholders,
AIM Large Cap Growth Fund                              AIM Asian Growth Fund                        including individual investors,
AIM Mid Cap Equity Fund                                AIM Developing Markets Fund                  corporate clients and financial
AIM Mid Cap Growth Fund                                AIM Euroland Growth Fund(4)                  institutions, as of September
AIM Mid Cap Opportunities Fund                         AIM European Development Fund                30, 1999.
AIM Select Growth Fund                                 AIM International Equity Fund                    The AIM Family of Funds
AIM Small Cap Growth Fund(2)                           AIM Japan Growth Fund                        --Registered Trademark-- is
AIM Small Cap Opportunities Fund(3)                    AIM Latin American Growth Fund               distributed nationwide, and AIM
AIM Value Fund                                         AIM New Pacific Growth Fund                  today is the 10th-largest mutual
AIM Weingarten Fund                                                                                 fund complex in the United
                                                       GLOBAL GROWTH FUNDS                          States in assets under
GROWTH & INCOME FUNDS                                  AIM Global Aggressive Growth Fund            management, according to
AIM Advisor Flex Fund                                  AIM Global Growth Fund                       Strategic Insight, an
AIM Advisor Large Cap Value Fund                                                                    independent mutual fund monitor.
AIM Advisor Real Estate Fund                           GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                                      AIM Global Growth & Income Fund
AIM Basic Value Fund                                   AIM Global Utilities Fund
AIM Charter Fund
                                                       GLOBAL INCOME FUNDS
INCOME FUNDS                                           AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                                 AIM Global Government Income Fund
AIM High Yield Fund                                    AIM Global Income Fund
AIM High Yield Fund II                                 AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                       THEME FUNDS
AIM Limited Maturity Treasury Fund                     AIM Global Consumer Products and Services Fund
                                                       AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                                  AIM Global Health Care Fund
AIM High Income Municipal Fund                         AIM Global Infrastructure Fund
AIM Municipal Bond Fund                                AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut                AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                         AIM Global Trends Fund(6)

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GRS-AR-1